                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 1999
                                                  ------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                 1-7182                    13-2740599

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      (State or other           (Commission               (I.R.S.Employer
      jurisdiction of           File Number)              Identification No.)
      incorporation)

World Financial Center, North Tower, New York, New York   10281-1220
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      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



         (Former name or former address, if changed since last report.)
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Item 5.  Other Events
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Exhibits are filed herewith in connection with the Registration Statements on
Form S-3 (File Nos. 333-59997 and 333-68747) filed by Merrill Lynch & Co., Inc. ("ML&Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under the Warrant Agreement dated as of May 28, 1999 between ML&Co. and Citibank, N.A. as Warrant Agent (the "Warrant Agreement"). ML&Co. will issue 1,200,000 Russell 2000 Index Call Warrants, Expiring May 25, 2001, under the Warrant Agreement. The exhibits consist of the form of the Warrant Agreement (including a form of Warrant) and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                         Form of Warrant Agreement dated as
                         of May 28, 1999, including a form of the Warrant.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Russell 2000 Index Call Warrants, Expiring May 25, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Warrants).

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  MERRILL LYNCH & CO., INC.
                                ------------------------------
                                      (Registrant)

                                By:       /s/ John C. Stomber
                                   --------------------------
                                         John C. Stomber
                                         Senior Vice President
                                               and
                                            Treasurer

Date:  May 28, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MAY 28, 1999


                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Warrant Agreement dated as of May 28, 1999, including a form of the Warrant.

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the Russell 2000 Index Call Warrants, Expiring May 25, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Warrants).